Exhibit 10.39

AMENDMENT NO. 1

To The

PalmSource Services Agreement No. US-6000021

Entered into with Satjiv Chahil

Dated

July 31, 2003

This Amendment 1 (“Amendment”) is made as of 9th day of July, 2004 to the PalmSource Service Agreement (“Agreement”) between Satjiv Chahil (“Contractor”) and PalmSource”) dated July 31, 2003 (“Effective Date”). The terms as listed below shall be the only terms amended, all other terms shall remain as define in the Agreement.

WHEREAS, the parties do not wish to negotiate a new contract at this time but do wish to continue their business relationship based on the terms and conditions of their original Agreement as modified herein.

1.	Section 12.1 entitled Term: Termination shall be amended to read as follows:

“The term of this Agreement shall commence on signature of this Agreement and shall terminate on July 31, 2005.”

NOW THEREFORE, the parties agree to be bound by the terms of their original Agreement, except as hereby amended.

PalmSource		Contractor

Signature:	/s/ DAVID NAGEL	Signature:	/s/ SATJIV S. CHAHIL

Printed Name:	David C. Nagel	Printed Name:	Satjiv S. Chahil

Title:	CEO	Title:	CEO – CHAHIL.COM

Date:	8/2/04	Date:	7/20/04